UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   October 15, 2015

EASTGROUP PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-07094	13-2711135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 East Capitol Street, Suite 400, Jackson, MS 39201
(Address of Principal Executive Offices, including zip code)

(601) 354-3555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 3 Pages

ITEM 2.02.                      Results of Operations and Financial Condition

On October 15, 2015, the Company issued a press release, which sets forth its results of operations for the quarter ended September 30, 2015.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in Items 2.02, 7.01 and 9.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 7.01.                      Regulation FD Disclosure

Following the issuance of the press release on October 15, 2015, announcing the Company's results for the third quarter ended September 30, 2015, EastGroup made available supplemental financial information. A copy of the Company's Supplemental Information as of September 30, 2015, is available by accessing the report in the Reports section of the Company's website at eastgroup.net or upon request by calling the Company at 601-354-3555.

ITEM 9.01.                      Financial Statements and Exhibits

(d)  Exhibits.

A list of exhibits is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:          October 15, 2015

EASTGROUP PROPERTIES, INC.

By: /s/ N. KEITH MCKEY
N. Keith McKey Executive Vice President, Chief Financial Officer and Secretary

Page 2 of 3 Pages

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 15, 2015.

Page 3 of 3 Pages